Exhibit 10.9

FOURTH AMENDMENT TO CREDIT AGREEMENT

(SUGAR CAMP ENERGY, LLC)

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 27, 2011 by and among SUGAR CAMP ENERGY, LLC, as borrower (“Borrower”), THE UNDERSIGNED LENDER, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent (formerly known as Calyon New York Branch, and, in such capacity, together with its successors appointed pursuant to Section 11.7 of the Credit Agreement, “Administrative Agent”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME, in its capacity as Hermes Agent (formerly known as CALYON Deutschland Niederlassung einer französischen Societé Anonyme, and, in such capacity, together with its successors appointed pursuant to Section 11.7 of the Credit Agreement, “Hermes Agent”), and, solely for purposes of the agreement and acknowledgement set forth in Section 4, FORESIGHT RESERVES, LP (“Foresight Reserves”). This Amendment is made under that certain Credit Agreement, dated as of January 5, 2010 (as amended by the First Amendment to Credit Agreement dated as of February 5, 2010, the Second Amendment to Credit Agreement dated as of August 4, 2010 and the Third Amendment to Credit Agreement dated as of September 24, 2010, but prior to giving effect to this Amendment, the “Credit Agreement”), by and among Borrower, the Lenders from time to time parties thereto, Administrative Agent and Hermes Agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in Section 1.1 of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), and the interpretive provisions set forth in Section 1.2 of the Amended Credit Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

RECITALS:

WHEREAS, Borrower has requested that the Lenders, Administrative Agent and Hermes Agent agree to amend the Credit Agreement as set forth herein in order to give effect to the concurrent replacement of (a) the guaranty provided by Foresight Reserves on the Closing Date (the “Replaced Foresight Guaranty”) with a guaranty provided by Foresight Energy, LLC (“Foresight Energy”), the direct parent of Borrower as of the Effective Date, substantially in the form attached as Exhibit A (the “Foresight Guaranty”), and (b) the equity contribution agreement entered into on the Closing Date under which Foresight Reserves is the contributor (the “Replaced Equity Contribution Agreement”) with an equity contribution agreement under which Foresight Energy is the contributor, substantially in the form attached hereto as Exhibit B (the “Equity Contribution Agreement”); and

WHEREAS, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the date hereof), Administrative Agent and Hermes Agent are willing to amend the Credit Agreement as provided herein subject to the terms and conditions herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 2, each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the Effective Date), Administrative Agent and Hermes Agent hereby agrees that:

(a)	The sixth recital of the Credit Agreement is amended and restated as follows:

“Foresight Energy, LLC (“Guarantor”), the direct owner of 100% of the Capital Stock of Borrower as of the Fourth Amendment Effective Date, has agreed to guarantee the payment and performance of the Obligations of Borrower.”

(b)	Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)	the following definitions therein are hereby amended and restated as follows:

(A)	““Equity Contribution Agreement” means the Equity Contribution Agreement, dated as of the Fourth Amendment Effective Date, by and among Guarantor, Borrower and Administrative Agent, substantially in the form attached to the Fourth Amendment.”;

(B)	““Fee Letter” means the letter agreement, dated as of the Execution Date, among Administrative Agent, Hermes Agent, Borrower and Foresight Reserves.”;

(C)	““Foresight Guaranty” means the Guaranty, dated as of the Fourth Amendment Effective Date, by Guarantor in favor of Administrative Agent and Hermes Agent, substantially in the form attached to the Fourth Amendment.”;

(D)	““Post-Closing Equity Contributions” means the cash common equity contributed to Borrower by Guarantor and/or Foresight Reserves (in either case, directly or indirectly) to fund a portion of the Contract Price on or after the Closing Date.”;

(E)	““Pre-Closing Equity Contributions” means the cash common equity contributed to Borrower by Foresight Reserves (directly or indirectly) to fund a portion of the Contract Price prior to the Closing Date, the aggregate amount of which is certified by Borrower in the Borrower Closing Date Certificate.”; and

(F)	““Solvency Certificates” means (a) a certificate, dated the Closing Date, of a Financial Officer of Borrower certifying that, as of the Closing Date, Borrower is Solvent and (b) a certificate, dated the Closing Date, of a Financial Officer of Foresight Reserves certifying that, as of the Closing Date, Foresight Reserves is Solvent.”;

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(ii)	the following definitions are hereby inserted in proper alphabetical order therein:

(A)	““Foresight Reserves” means Foresight Reserves, LP.”;

(B)	““Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among Borrower, the Lenders from time to time parties thereto, Administrative Agent and Hermes Agent.”; and

(C)	““Fourth Amendment Effective Date” means May 27, 2011.”; and

(iii)	the definition of “ARS Loan” therein is hereby deleted in its entirety.

(c)	Section 6.1.8 of the Credit Agreement is hereby amended by replacing the reference therein to “Guarantor” with “Foresight Reserves”.

(d)	Section 9.1(b) of the Credit Agreement is hereby amended by replacing the words “Section 4.5” therein with the words “Sections 4.5 and 4.6”.

(f)	Section 10.1.3 of the Credit Agreement is hereby amended by replacing the words “4.5 and 4.6” therein with the words “4.5, 4.6, 4.7 and 4.8”.

(g)	Section 10.1.5 of the Credit Agreement is hereby amended by deleting the words “(a) an ARS Loan or (b)” in the proviso thereto.

2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the “Effective Date”) only upon satisfaction of the following conditions precedent:

(a)	the due execution and delivery of a counterpart signature page to this Amendment by each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the date hereof), Administrative Agent and Hermes Agent;

(b)	the due execution and delivery of the Foresight Guaranty by Guarantor, Administrative Agent and Hermes Agent;

(c)	the delivery to Administrative Agent of legal opinions of (a) Bailey & Glasser LLP, counsel to the Credit Parties, and (b) Cahill Gordon & Reindel LLP, special New York counsel to the Credit Parties, each in form and substance reasonably satisfactory to Administrative Agent, and Borrower hereby requests the delivery of such legal opinions to Administrative Agent;

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(d)	the delivery to Administrative Agent of:

(i)	copies of each Organizational Document of Guarantor, in form and substance reasonably satisfactory to Administrative Agent, executed and delivered by Guarantor and certified as of the Effective Date by a Responsible Officer of Guarantor as being in full force and effect without modification or amendment;

(ii)	signature and incumbency certificates of the Responsible Officer of Guarantor executing the Foresight Guaranty and the Equity Contribution Agreement;

(ii)	resolutions of the Board of Directors or similar governing body of Guarantor approving and authorizing the execution, delivery and performance of the Foresight Guaranty and the Equity Contribution Agreement, certified as of the Effective Date by a Responsible Officer of Guarantor as being in full force and effect without modification or amendment;

(iv)	a good standing certificate from the applicable Governmental Authority of Guarantor’s jurisdiction of formation and in each jurisdiction in which it is required to be qualified as a foreign limited liability company to do business, each dated a recent date; and

(v)	a certificate, dated the Effective Date, of a Financial Officer of Guarantor certifying that, as of the Effective Date, Guarantor is Solvent;

(e)	the receipt by the Administrative Agent of each of the consolidating (if requested) and consolidated audited and unaudited (as applicable) balance sheet and the related statements of income, stockholder’s equity and cash flow of Guarantor and its Subsidiaries for the fiscal year ended December 31, 2010 and the fiscal quarter ended March 31, 2011;

(f)	the receipt by Administrative Agent of an amendment to the Hermes Export Credit Guarantee Final Order relating to the change of Guarantor contemplated hereunder;

(g)	the receipt by each of Administrative Agent and Lender of all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or under any other Credit Document; and

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(h)	the representations and warranties set forth in Section 3 shall be true and correct as of the Effective Date in all material respects (except that the representation and warranty set forth in Section 3(g) shall be true and correct in all respects).

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that, as of the Effective Date:

(a)	Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement and the other Credit Documents;

(b)	the execution and delivery of this Amendment and the performance of the Amended Credit Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of Borrower;

(c)	the execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Credit Agreement and the other Credit Documents do not and will not violate any Applicable Law or any Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of Borrower’s properties or revenues pursuant to any Applicable Law or any such Contractual Obligation;

(d)	this Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(e)	no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Amendment;

(f)	no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default; and

(g)	the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date).

4. TERMINATION OF REPLACED FORESIGHT GUARANTY AND REPLACED EQUITY CONTRIBUTION AGREEMENT. The parties hereto agree and acknowledge that, concurrently with the effectiveness of this Amendment, the Foresight

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Guaranty and the Equity Contribution Agreement on the Effective Date, the Replaced Foresight Guaranty and the Replaced Equity Contribution Agreement shall terminate and be of no further force and effect except to evidence any obligations of Foresight Reserves incurred prior to giving effect to such termination on the Effective Date (and any such obligations shall remain enforceable as against Foresight Reserves notwithstanding such termination).

5. CONTINUING EFFECT; NO WAIVER. All of the terms and provisions of the Credit Agreement and the other Finance Documents are and shall remain in full force and effect and are hereby ratified and confirmed. The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver, amendment or other modification of (a) any provision of any Finance Document or (b) any right, power or remedy of Administrative Agent, Hermes Agent or Lender under any Finance Document, including rights, powers and remedies arising out of or relating to any existing Defaults or Events of Default. No course of dealing and no failure or delay by Administrative Agent, Hermes Agent or Lender in exercising any right, power or remedy under any Finance Document shall operate as a waiver thereof or otherwise prejudice the rights, powers or remedies of Administrative Agent, Hermes Agent or Lender. From and after the date hereof, all references to the “Credit Agreement” contained in the Finance Documents shall be deemed to refer to the Amended Credit Agreement (as the same may be further amended, supplemented or modified from time to time).

6. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate nor render unenforceable such provision in any other jurisdiction.

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. WAIVER OF JURY TRIAL. BORROWER AND EACH LENDER PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall have the same effect as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SUGAR CAMP ENERGY, LLC,
as Borrower

By:	Foresight Management LLC,
in its capacity as Manager

By:	/s/ Donald R. Holcomb
Name:	Donald R. Holcomb
Title:	Authorized Person

FOURTH AMENDMENT TO CREDIT AGREEMENT

(SUGAR CAMP ENERGY, LLC)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent

By:	/s/ Thomas W. Boylan
Name:	Thomas W. Boylan
Title:	Director

By:	/s/ Ted Vandermel
Name:	Ted Vandermel
Title:	Director

FOURTH AMENDMENT TO CREDIT AGREEMENT

(SUGAR CAMP ENERGY, LLC)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME,
as Hermes Agent

By:	/s/ Jörg Redeker
Name:	Jörg Redeker
Title:	Director Export & Trade Finance

By:	/s/ Imad URF
Name:	Imad URF
Title:	Head of Export & Trade Finance

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME,
as Lender

By:	/s/ Jörg Redeker
Name:	Jörg Redeker
Title:	Director Export & Trade Finance

By:	/s/ Imad URF
Name:	Imad URF
Title:	Head of Export & Trade Finance

FOURTH AMENDMENT TO CREDIT AGREEMENT

(SUGAR CAMP ENERGY, LLC)

Solely for purposes of Section 4:

FORESIGHT RESERVES, LP

By:	Insight Resource LLC, in its capacity as General Partner

By:	Cline Resource and Development Company, in its capacity as Manager

By:	/s/ Donald R. Holcomb
Name:	Donald R. Holcomb
Title:	Authorized Person

FOURTH AMENDMENT TO CREDIT AGREEMENT

(SUGAR CAMP ENERGY, LLC)

EXHIBIT A

[Exhibit A is filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1]

EXHIBIT B

FORM OF EQUITY CONTRIBUTION AGREEMENT

See attached.

Execution Version

EQUITY CONTRIBUTION AGREEMENT

among

FORESIGHT ENERGY LLC,

as Contributor,

SUGAR CAMP ENERGY, LLC,

as Borrower,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Administrative Agent

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND,

CALYON NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME,

as Hermes Agent

Dated as of May 27, 2011

This EQUITY CONTRIBUTION AGREEMENT, dated as of May 27, 2011 (this “Agreement”), is by and among FORESIGHT ENERGY LLC, a Delaware limited liability company (“Contributor”), SUGAR CAMP ENERGY, LLC, a Delaware limited liability company (“Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), not in its individual capacity but solely in its capacity as administrative agent for the Lenders (in such capacity, together with its successors appointed pursuant to the Credit Agreement, “Administrative Agent”), and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, CALYON NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME (formerly known as Calyon Deutschland Niederlassung Einer Französischen Société Anonyme), not in its individual capacity but solely in its capacity as the Hermes agent (in such capacity, together with its successors appointed pursuant to the Credit Agreement, “Hermes Agent”). Capitalized terms used herein have the respective meanings set forth in Section 1.1.

RECITALS

WHEREAS, Borrower (a) is undertaking the development, design, construction and operation of the Sugar Camp Mine and (b) on June 17, 2009, Borrower and Bucyrus Europe GmbH (as assignee of Bucyrus America, Inc.) (“Equipment Supplier”) entered into each of the Longwall Sale and Purchase Agreement and the Amended and Restated Longwall Sale and Purchase Agreement (together, the “Equipment Supply Agreements”) to, together, effect the purchase by Borrower and the sale by Equipment Supplier of one longwall mining unit and related equipment to be used in connection with the construction of the Sugar Camp Mine;

WHEREAS, Borrower has entered into that certain Credit Agreement, dated as of January 5, 2010 (as amended by the First Amendment to Credit Agreement dated as of February 5, 2010, the Second Amendment to Credit Agreement dated as of August 4, 2010 and the Third Amendment to Credit Agreement dated as of September 24, 2010 but prior to giving effect to the Fourth Amendment, dated as of the date hereof, the “Credit Agreement”), with the lenders from time to time party thereto (collectively, the “Lenders”), Administrative Agent and Hermes Agent, in order to finance its obligations under the Equipment Supply Agreements and other obligations related thereto;

WHEREAS, Contributor and Foresight Reserves, LP, a Nevada limited partnership (“Foresight Reserves”), wish to replace Foresight Reserves as the contributor under that certain Equity Contribution Agreement, dated as of February 5, 2010, by and among Borrower, Foresight Reserves, as contributor, Administrative Agent and Hermes Agent in connection with the Credit Agreement under the terms and conditions contemplated herein;

WHEREAS, Contributor has agreed to make certain equity contributions to Borrower from time to time in accordance with this Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Fourth Amendment that Contributor shall have executed this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and to induce the Lenders to enter into the Credit

Agreement and to make the Term Loans and extend the credit contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1. DEFINITIONS; INTERPRETATION

1.1 Defined Terms. Each capitalized term used and not otherwise defined herein (including in the preamble and recitals hereto) shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms used herein (including in the preamble and recitals hereto) shall have the following meanings:

“Administrative Agent” is defined in the introductory paragraph of this Agreement.

“Agreement” is defined in the introductory paragraph of this Agreement.

“Bankruptcy Event” shall be deemed to occur with respect to any Person if (a) such Person shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law, or shall consent to the institution of an involuntary case thereunder against it; or (b) such Person shall file a similar petition or shall otherwise institute any similar proceeding under any other applicable federal or state law, or shall consent thereto; or (c) such Person shall apply for the appointment, or by consent or acquiescence there shall be an appointment, of a receiver, liquidator, sequestrator, trustee or other officer or custodian with similar powers for itself or any substantial part of its property or assets; or (d) such Person shall make a general assignment for the benefit of its creditors; or (e) such Person shall become insolvent, or admit in writing its inability to pay its debts generally as they become due; or (f) an involuntary case shall be commenced seeking liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceedings shall be commenced against such Person under any other applicable federal or state law and (i) the petition commencing the involuntary case is not timely controverted, or (ii) the petition commencing the involuntary case is not dismissed within 60 days of its filing, or (iii) an interim trustee is appointed to take possession of all or a material portion of the property, and/or to operate all or any material part of the business, of such Person and such appointment is not vacated within 60 days, or (iv) an order for relief shall have been issued or entered therein; or (g) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers of such Person or all or a material part of its property shall have been entered; or any other similar relief shall be granted against such Person under any applicable Bankruptcy Law.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

“Company” is defined in the preamble to this Agreement.

“Contributor” is defined in the preamble to this Agreement.

“Contributions” means cash common equity contributed by Contributor to Borrower from time to time and applied by Borrower to pay a portion of the German Contract Price and the Non-German Contract Price, as required pursuant to Section 4.1 of the Credit Agreement.

“Credit Agreement” is defined in the Recitals.

“Eligible Contract Price Contribution Commitment” is defined in Section 2.1(i).

“Equipment Supplier” is defined in the Recitals.

“Equipment Supply Agreements” is defined in the Recitals.

“Hermes Agent” is defined in the introductory paragraph of this Agreement.

“Lenders” is defined in the Recitals.

1.2 Rules of Interpretation. For all purposes of this Agreement, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

SECTION 2. OBLIGATIONS OF CONTRIBUTOR

2.1 Contribution Obligations. Contributor shall make, or cause to be made, Contributions:

(i) to Borrower from time to time, within five Business Day following receipt of written demand by Borrower, in an amount equal to the amount required to satisfy Borrower’s obligations set forth in Section 4.1.1(A) of the Credit Agreement (such aggregate amounts contributed or to be contributed, the “Eligible Contract Price Contribution Commitment”);

(ii) to Borrower, within five Business Day following receipt of written notice from Hermes Agent (A) of a payment made or to be made by Hermes Agent of any portion of the Hermes Guarantee Fee Shortfall, in an amount equal to such portion of the Hermes Guarantee Fee Shortfall or (B) that Hermes Agent shall not, or shall not be permitted to, exercise its right to request Advances pursuant to clause (2) of Section 2.3.3(C) for application to any portion of the Hermes Guarantee Fees, in an amount equal to such portion of the Hermes Guarantee Fees; and

(iii) upon receipt of written demand therefor from Administrative Agent (acting at the instruction of the Required Lenders) following the occurrence and during the continuance of an Event of Default, in an amount equal to the sum of the Eligible Contract Price Contribution Commitment (as reduced by the amount of Contributions made from time to time pursuant to clause (i) above).

2.2 No Limit on Equity Contributions. Notwithstanding anything set forth herein to the contrary, this Agreement shall not in any event be construed to restrict Contributor from making equity contributions to Borrower.

2.3 Undertaking. Contributor agrees to provide, or cause to be provided, to Borrower all resources (in the form of cash or other appropriate form) necessary to enable Borrower to achieve the Commercial Operation Date (including by obtaining debt sources for financing of the construction and development costs with respect to the Sugar Camp Mine).

2.4 Waiver of Defenses; Obligations Unconditional. The obligations of Contributor under this Agreement are, to the fullest extent permitted by any Applicable Law, absolute and unconditional under any and all circumstances and irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Obligations, or any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Without limiting the generality of the foregoing, Contributor hereby waives and relinquishes, to the extent it may do so under Applicable Laws, all rights and remedies accorded by Applicable Laws to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including:

(i) any right to require any Lender Party to proceed against Borrower or any other Person or to pursue any other remedy in the Lender Parties’ power before proceeding against Contributor;

(ii) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of Borrower or any other Person or the failure of any Lender Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of Borrower or any other Person;

(iii) demand, presentment, protest and notice of any kind, including notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, the Lender Parties, any endorser or creditor of the foregoing or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Lender Parties as collateral or in connection with any of the Obligations;

(iv) any defense based on any offset against any amounts which may be owed by any Person to Contributor for any reason whatsoever;

(v) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(vi) any duty on the part of any Lender Party to disclose to Contributor any facts any Lender Party may now or hereafter know about Borrower, regardless of whether any Lender Party has reason to believe that any such facts materially increase the risk beyond that which Contributor intends to assume, or have reason to believe that such facts are unknown to Contributor, or have a reasonable opportunity to communicate such facts to Contributor;

(vii) any defense based on any change in the time, manner or place of any payment under, or in any other term of, the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Credit Documents; and

(viii) any defense based on the release of any Lien granted to, or in favor of, any Lender Party as security for any of the Obligations or any failure of any such Lien to be perfected.

2.5 Waiver of Subrogation. Contributor shall not have any right of subrogation, and Contributor waives all rights to enforce any remedy which the Lender Parties now have or may hereafter have against Borrower, and waives the benefit of, and all rights to participate in, any security now or hereafter held by any Lender Party securing the Obligations. Any amount paid to Contributor on account of any purported subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender Parties and shall immediately thereafter be paid to Administrative Agent for the benefit of the Lender Parties.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Contributor hereby represents and warrants to Administrative Agent, for the benefit of the Lender Parties, and Hermes Agent as set forth below:

3.1 Existence; Compliance with Law. Contributor (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) is in compliance with all Applicable Laws except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.2 Power; Authorization; Enforceability. Contributor has the power and authority, and the legal right, to make, deliver and perform this Agreement. Contributor has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered on behalf of Contributor. This Agreement, upon execution, will constitute a legal, valid and binding obligation of Contributor, enforceable against Contributor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.3 No Conflict. The execution, delivery and performance of this Agreement by Contributor will not violate any Applicable Law or any Contractual Obligation or Organizational

Document of Contributor and will not result in, or require, the creation or imposition of any Lien on any of its respective Properties or revenues pursuant to any Applicable Law or any such Contractual Obligation.

3.4 Ownership. As of the date hereof, Contributor is the direct owner of 100% of the Equity Interests of Borrower.

3.5 Solvency. Contributor is, after giving effect to the obligations contemplated under this Agreement, Solvent.

3.6 Knowledge of Borrower. Contributor has knowledge of Borrower’s financial condition and affairs and has adequate means to obtain from Borrower, on an ongoing basis, information relating thereto and to Borrower’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Agreement is in effect. Contributor acknowledges and agrees that the Lender Parties shall have no obligation to investigate the financial condition or affairs of Contributor nor to advise Contributor of any fact respecting, or any change in, the financial condition or affairs of Borrower that might become known to any Lender Party at any time, whether or not such Lender Party knows or believes, or has reasons to know or believe, that such fact or change is unknown to Contributor, or might, or does, materially increase the risk of Contributor, or might, or would, affect the willingness of Contributor to continue as equity contributor.

SECTION 4. COVENANTS

Contributor hereby covenants and agrees for the benefit of the Lender Parties that, so long as Contributor has unperformed obligations hereunder, it shall abide by each covenant set forth in Section 4 of the Foresight Guaranty.

SECTION 5. MISCELLANEOUS

5.1 Reinstatement. This Agreement and the obligations of Contributor hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or otherwise restored to Contributor whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to Borrower or any other Person or as a result of any settlement or compromise with any Person in respect of such payment, and Contributor shall pay Administrative Agent on demand all of its reasonable costs and expenses (including reasonable fees of counsel) incurred in connection with such rescission or restoration.

5.2 Bankruptcy Code Waiver. Contributor hereby irrevocably waives, to the extent they may do so under Applicable Law, any protection to which they may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings, or any successor provision of law of similar import, in the event of any Bankruptcy Event of Borrower. Specifically, in the event that the trustee (or similar official) in a Bankruptcy Event of any Borrower or the debtor-in-possession takes any action (including the institution of any action, suit or other proceeding for the purpose of enforcing the rights of Borrower under this Agreement), to the extent permitted under Applicable Law, Contributor shall not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Agreement is an executory contract or a “financial accommodation” that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on Section 365(c)(1), 365(c)(2) or 365(e)(2) of the Bankruptcy Code, or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings or any successor provision of law of similar import. If a Bankruptcy Event of any Borrower shall occur, Contributor agrees, after the occurrence of the Bankruptcy Event, to reconfirm in writing, to the extent permitted by Applicable Law, its pre-petition waiver of any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of the laws or regulations of any other jurisdiction with respect to proceedings and to give effect to such waiver, and Contributor consents to the assumption and enforcement of each provision of this Agreement by the debtor-in-possession or Borrower’s trustee in bankruptcy, as the case may be.

5.3 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given. Notwithstanding the foregoing, without the consent of any other Lender Party, the parties hereto may (but shall have no obligation to) amend or supplement this Agreement (a) to cure any ambiguity, defect or inconsistency, (b) to make any change that would provide any additional rights or benefits to the Lender Parties, or (c) to correct any typographical errors, drafting mistakes or other similar mistakes that do not modify the intended rights and obligations of the parties hereto.

5.4 Termination. This Agreement and the obligations of Contributor hereunder shall terminate upon the earlier to occur of (a) the Discharge Date and (b) the later to occur of (i) the Final Disbursement Date and (ii) the full and final payment of all Hermes Guarantee Fees to Hermes.

5.5 GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Submission To Jurisdiction; Waivers. Contributor hereby irrevocably and unconditionally:

(i) submits for itself and its Property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in the County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Contributor, as the case may be at its address set forth in Section 5.11;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

5.7 WAIVERS OF JURY TRIAL. CONTRIBUTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

5.8 Successors and Assigns. All covenants, agreements, representations and warranties in this Agreement by each party hereto shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not; provided that, other than as set forth in Section 5.13, Contributor is not entitled to assign its obligations hereunder to any other Person without the prior written consent of Administrative Agent and Hermes Agent, and any purported assignment in violation of this provision shall be void.

5.9 Remedies Cumulative. Each and every right and remedy of Administrative Agent hereunder shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other Credit Document, or now or hereafter existing at law or in equity.

5.10 Integration of Terms. This Agreement contains the entire agreement between each the parties hereto relating to the subject matter hereof and supersedes all oral statements and prior writings with respect hereto.

5.11 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows or to such other address as such party may hereafter notify to the other parties hereto:

Contributor:	Foresight Energy LLC
3801 PGA Boulevard, Suite 903
Palm Beach Gardens, FL 33410
	Attention:	Mr. Donald Holcomb
	Facsimile:	(561) 626-4938

With a copy to (not constituting notice):

Bailey & Glasser LLP
209 Capitol Street
Charleston, WV 25301
	Attention:	Brian A. Glasser, Esq.
	Facsimile:	(304) 342-1110

Borrower:	Sugar Camp Energy, LLC
3801 PGA Boulevard, Suite 903
Palm Beach Gardens, FL 33410
	Attention:	Mr. Donald Holcomb
	Facsimile:	(561) 626-4938

With a copy to (not constituting notice):

Bailey & Glasser LLP
209 Capitol Street
Charleston, WV 25301
	Attention:	Brian A. Glasser, Esq.
	Facsimile:	(304) 342-1110

Administrative Agent:	Crédit Agricole Corporate and Investment Bank
Structured Finance Agency Group
1301 Avenue of the Americas
New York, New York 10019
	Attention:	Ted Vandermel

Hermes Agent:	Crédit Agricole Corporate and Investment Bank
Deutschland, Niederlassung Einer
Französischen Société Anonyme
Export and Trade Finance/Loan Administration
Taunusanlage 14
60325 Frankfurt am Main/Germany
	Attention:	Jörg Redeker/Angelika Schönegger-Wenzel
	Facsimile:	+49 69 74221 201/+49 69 74221 197

5.12 No Consequential Damages. Notwithstanding anything in this Agreement to the contrary, in no event shall Contributor be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including lost profits, whether or not foreseeable, even if Contributor has been advised of the possibility thereof and regardless of the form and action in which such damages are sought.

5.13 Step-in Rights of Administrative Agent. Contributor agrees that Administrative Agent, acting for the benefit of the Lender Parties, shall be entitled, so long as any Event of Default has occurred and is continuing, to exercise any and all rights of Borrower under this Agreement in accordance with the terms hereof (in its own name or in the name of Borrower), and Contributor shall comply in all respects with such exercise. Without limiting the generality of the foregoing, Administrative Agent shall have, so long as any Event of Default has occurred and continuing, the full right and power to enforce directly against Contributor all obligations of Contributor under this Agreement and otherwise to exercise all remedies hereunder, to make all demands, to give all notices and to make all requests required or permitted to be made by Borrower (in its own name or in the name of Borrower) under this Agreement.

5.14 Third Party Beneficiaries. Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than Contributor, Borrower, Administrative Agent, Hermes Agent and the other Lender Parties, and their respective successors and permitted assigns) any legal or equitable right, remedy or claim under or by reason of this Agreement.

5.15 Rights of Administrative Agent and Hermes Agent. Administrative Agent and Hermes Agent shall be entitled to the rights, protections, immunities, and indemnities set forth in the Credit Agreement as if specifically set forth herein.

5.16 Rights of Hermes. Section 12.3.2 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis, as if fully set forth herein, and Contributor acknowledges the rights of Hermes Agent thereunder.

5.17 Headings. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

5.18 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.19 Counterparts. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties shall constitute a single binding agreement. Delivery of an executed counterpart to this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually signed original.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

FORESIGHT ENERGY LLC
as Contributor

By:	Foresight Management LLC,
in its capacity as Manager

By:
Name:	Donald R. Holcomb
Title:	Authorized Party

EQUITY CONTRIBUTION AGREEMENT

SUGAR CAMP ENERGY, LLC,
as Borrower

By:	Foresight Management LLC,
in its capacity as Manager

By:
Name:	Donald R. Holcomb
Title:	Authorized Party

EQUITY CONTRIBUTION AGREEMENT

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EQUITY CONTRIBUTION AGREEMENT

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, CALYON NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME,
as Hermes Agent

By:
Name:
Title:

By:
Name:
Title:

EQUITY CONTRIBUTION AGREEMENT